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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 8, 1997, of Ventana Medical Systems, Inc. in Amendment No. 1 to the Registration Statement (Form S-1 No. 33-18471) and related Prospectus of Ventana Medical Systems, Inc., for the registration of 2,700,000 shares of its common stock.

                                          ERNST & YOUNG LLP
Tucson, Arizona
January 17, 1997